                                                                   EXHIBIT 10.38




                          FIRST AMENDMENT AND ADDENDUM
                          TO HCC PARTICIPANT AGREEMENT

         This First Amendment and Addendum to HCC Participant Agreement is entered into by and between The Hotel Clearing Corporation ("HCC") and Promus Hotels, Inc. ("Participant") to be effective as provided herein. This First Amendment and Addendum to HCC Participant Agreement shall hereinafter be called the "First Amendment".

                                  AGREED FACTS

         1. HCC and Participant entered into an HCC Participant Agreement in October of 1997 (the "HCC Agreement").

         2. HCC and Participant want to amend the HCC Agreement as more specifically set forth herein.

         3. HCC and Participant intend for this First Amendment to set forth the entirety of their agreement made this date as it relates to the amendment of the HCC Agreement.

                                   AGREEMENT

         In consideration of the above-stated facts which are hereby acknowledged and confessed as true and correct by Purchaser and Seller, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

         1. Section 2.1(x) of the HCC Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                 "(x) provide information for IRS Form 1099 processing for all HCC and Non-HCC Travel Agents".

         2. Section 2.2(iii) of the Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                 "(iii) Collect all HCC and Non-HCC Travel Agent Commissions and fees owed by all Participant's hotels and its participating franchisees and affiliates and pay such commissions and fees to HCC pursuant to this Agreement within forty eight (48) hours of receipt of the billing statement described in Section 3.4 hereof provided that Participant may withhold * from each Non-HCC Travel Agent Commission;"

*  CONFIDENTIAL TREATMENT REQUESTED BY PEGASUS SYSTEMS, INC.

INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN OMITTED SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

         3. Section 3.2 of the Agreement is hereby deleted in its entirety and is hereby replaced with the following:

                 "3.2 Participant Transaction Fee. For each HCC Travel Agent Commission processed pursuant to this Agreement, * . The * Fee shall be paid each month by wire transfer within three (3)
                 business days after receipt  *   Commissions to be processed
                 pursuant to this Agreement."

         4. The effective date of the HCC Agreement and this First Amendment is agreed to be November 1, 1997.

         5. This First Amendment shall be and hereby is incorporated into the HCC Agreement for all intents and purposes and all terms, provisions and definitions of the HCC Agreement shall apply.

         6. Except where inconsistent with the terms of this First Amendment, the HCC Agreement is hereby ratified and affirmed in all respects.

         This Agreement, upon being executed by the parties hereto shall be effective as of the date set forth herein.

THE HOTEL CLEARING CORPORATION                              PROMUS HOTELS, INC.


By:    /s/ John F. Davis, III              By:/s/ Lorna Ray Brown
       -------------------------           -------------------------
       John F. Davis, III                  Lorna Ray Brown
       President                           Vice President



*  CONFIDENTIAL TREATMENT REQUESTED BY PEGASUS SYSTEM, INC.





                                      -2-